Exhibit 99.2

OrthoPediatrics Corp. Announces Pricing of Offering of Common Stock

WARSAW, Indiana, December 11, 2019 — OrthoPediatrics Corp. (“OrthoPediatrics”) (Nasdaq: KIDS), a company exclusively focused on advancing the field of pediatric orthopedics, announced today the pricing of its underwritten public offering of 1,570,000 shares of its common stock at a price to the public of $36.50 per share. 1,520,000 of the shares are being offered by OrthoPediatrics and 50,000 shares are being offered by certain selling stockholders. OrthoPediatrics will not receive any proceeds from the sale of the shares by the selling stockholders.

The offering is expected to close on or around December 13, 2019 subject to customary closing conditions. In addition, OrthoPediatrics has granted the underwriters a 30-day option to purchase up to an additional 235,500 shares of its common stock at the public offering price, less the underwriting discounts and commissions.

Piper Jaffray and Stifel are acting as joint book-running managers and BTIG, JMP Securities and SunTrust Robinson Humphrey are acting as co-managers of the proposed offering.

The proposed offering is being made pursuant to a shelf registration statement on Form S-3 that became effective on November 9, 2018. The proposed offering is being made only by means of a written prospectus and prospectus supplement that form part of the registration statement. A preliminary prospectus supplement and accompanying prospectus relating to and describing the terms of the offering has been filed with the SEC and is available on the SEC’s website at www.sec.gov.  A final prospectus supplement and accompanying prospectus will be filed with the SEC.  Copies of the preliminary prospectus supplement and accompanying prospectus and, when available, the final prospectus supplement and accompanying prospectus may also be obtained for free from the offices of Piper Jaffray & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, via telephone at (800) 747-3924 or via email at prospectus@pjc.com; or from Stifel, Nicolaus & Company, Incorporated, Attention: Syndicate, One Montgomery Street, Suite 3700, San Francisco, CA 94104, via telephone at (415) 364-2720 or via email at syndprospectus@stifel.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

2850 Frontier Drive Warsaw,					TOLL-FREE	877.268.6339
Indiana 46582					PHONE	574.268.6379
www.orthopediatrics.com	TRAUMA & DEFORMITY	SCOLIOSIS	SPORTS MEDICINE	CLINICAL EDUCATION	FAX	574.269.3692

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of U.S. federal securities laws. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions. Forward-looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control. Important factors could cause actual results to differ materially from those in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ Annual Report on Form 10-K filed with the SEC on March 7, 2019 and OrthoPediatrics’ other filings with the SEC from time to time. Forward-looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws.

Investor Contacts

The Ruth Group

Tram Bui / Emma Poalillo

(646) 536-7035 / 7024

tbui@theruthgroup.com / epoalillo@theruthgroup.com

2850 Frontier Drive Warsaw,					TOLL-FREE	877.268.6339
Indiana 46582					PHONE	574.268.6379
www.orthopediatrics.com	TRAUMA & DEFORMITY	SCOLIOSIS	SPORTS MEDICINE	CLINICAL EDUCATION	FAX	574.269.3692